UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2024 (July 31, 2024)

M3-BRIGADE ACQUISITION V CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42171	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 202-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MBAVU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	MBAV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MBAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 2, 2024, M3-Brigade Acquisition V Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 28,750,000 units (the “Units”). Each Unit consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Shares”), and one-half of one warrant of the Company (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one whole Class A Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on June 5, 2024, as later amended (File No. 333-279951). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $287,500,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

●	An underwriting agreement, dated July 31, 2024, between the Company and Cantor Fitzgerald and Co. (“Cantor”), as representative of the underwriters, a copy of which is attached as exhibit 1.1 hereto and incorporated herein by reference.

●	A warrant agreement, dated July 31, 2024 between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as exhibit 4.1 hereto and incorporated herein by reference.

●	A letter agreement, dated July 31, 2024 (the “Letter Agreement”), among the Company and the Company’s officers and directors and the Company’s sponsor, M3-Brigade Sponsor V LLC (the “Sponsor”), a copy of which is attached as exhibit 10.1 hereto and incorporated herein by reference.

●	An investment management trust agreement, dated July 31, 2024, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as exhibit 10.2 hereto and incorporated herein by reference.

●	A registration rights agreement, dated July 31, 2024, among the Company and certain security holders, a copy of which is attached as exhibit 10.3 hereto and incorporated herein by reference.

●	A private placement warrants purchase agreement, dated July 31, 2024, between the Company and the Sponsor, a copy of which is attached as exhibit 10.4 hereto and incorporated herein by reference.

●	A private placement warrants purchase agreement, dated July 31, 2024, between the Company and Cantor, a copy of which is attached as exhibit 10.5 hereto and incorporated herein by reference.

●	An indemnity agreement, dated July 31, 2024, between the Company and Mohsin Meghji, a copy of which is attached as exhibit 10.6 hereto and incorporated herein by reference.

●	An indemnity agreement, dated July 31, 2024, between the Company and Matthew Perkal, a copy of which is attached as exhibit 10.7 hereto and incorporated herein by reference.

●	An indemnity agreement, dated July 31, 2024, between the Company and Chris Chaice, a copy of which is attached as exhibit 10.8 hereto and incorporated herein by reference.

●	An indemnity agreement, dated July 31, 2024, between the Company and Eric Greenhaus, a copy of which is attached as exhibit 10.9 hereto and incorporated herein by reference.

●	An indemnity agreement, dated July 31, 2024, between the Company and Charles Garner, a copy of which is attached as exhibit 10.10 hereto and incorporated herein by reference.

●	An indemnity agreement, dated July 31, 2024, between the Company and Frederick Arnold, a copy of which is attached as exhibit 10.11 hereto and incorporated herein by reference.

●	An indemnity agreement, dated July 31, 2024, between the Company and Benjamin Fader-Rattner, a copy of which is attached as exhibit 10.12 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 8,337,500 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor and Cantor, generating gross proceeds to the Company of $8,337,500. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that: (1) they may not (including the Class A Shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (ii) are entitled to registration rights and (iii) with respect to private placement warrants held by Cantor and/or its designees, are not exercisable more than five years from the commencement of sales in this offering in accordance with FINRA Rule 5110(g)(8).

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2024, in connection with the IPO, Mr. Frederick Arnold and Mr. Benjamin Fader-Rattner were appointed to the board of directors of the Company (the “Board”). Each of Mr. Arnold and Mr. Fader-Rattner is an independent director. Effective July 31, 2024, Mr. Arnold and Mr. Fader-Rattner were appointed to the Audit Committee of the Board, with Mr. Arnold serving as the chairman of the Audit Committee. Effective July 31, 2024, Mr. Arnold and Mr. Fader-Rattner were appointed to the Compensation Committee of the Board, with Mr. Fader-Rattner serving as the chairman of the Compensation Committee.

On July 31, 2024, in connection with their appointments to the Board, each director entered into the Letter Agreement as well as an indemnity agreement with the Company.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the indemnity agreements, copies of which are attached as Exhibit 10.1 and 10.6 through 10.12 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2024, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on July 31, 2024. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

$288,937,500 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay certain taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest of (1) the completion of the Company’s initial business combination, (2) the redemption of the Class A Shares sold in the IPO (the “public shares”) if the Company is unable to complete the initial business combination within 24 months from the closing of the IPO or by such earlier liquidation date as the Company’s Board of Directors may approve (the “Completion Window”), subject to applicable law, or (3) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial business combination or to redeem 100% of the Company’s public shares of the Company has not consummated an initial business combination within the Completion Window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On July 31, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on 8-K.

On August 2, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated July 31, 2024, between the Company and Cantor, as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated July 31, 2024 between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 31, 2024, among the Company and the Company’s officers and directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated July 31, 2024, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 31, 2024, among the Company and certain security holders.
10.4	Private Placement Warrants Purchase Agreement, dated July 31, 2024, between the Company and the Sponsor.
10.5	Private Placement Warrants Purchase Agreement, dated July 31, 2024, between the Company and Cantor.
10.6	Indemnity Agreement, dated July 31, 2024, between the Company and Mohsin Meghji.
10.7	Indemnity Agreement, dated July 31, 2024, between the Company and Matthew Perkal.
10.8	Indemnity Agreement, dated July 31, 2024, between the Company and Chris Chaice.
10.9	Indemnity Agreement, dated July 31, 2024, between the Company and Eric Greenhaus.
10.10	Indemnity Agreement, dated July 31, 2024, between the Company and Charles Garner.
10.11	Indemnity Agreement, dated July 31, 2024, between the Company and Frederick Arnold.
10.12	Indemnity Agreement, dated July 31, 2024, between the Company and Benjamin Fader-Rattner.
99.1	Press Release, dated July 31, 2024.
99.2	Press Release, dated August 2, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-Brigade Acquisition V Corp.

Date: August 6, 2024	By:	/s/ Eric Greenhaus
		Name:	Eric Greenhaus
		Title:	Chief Financial Officer

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